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                       UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                          FORM 8-K

   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
              SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     January
                          12, 1998

                   IBM CREDIT CORPORATION
     _________________________________________________
     (Exact Name of Registrant as Specified in Charter)


       Delaware                  1-8175           22-2351962
____________________________  _____________  _____________________
(State or Other Jurisdiction  (Commission     (IRS Employer
   of Incorporation)           File Number)    Identification No.)

    1133 Westchester Avenue, Room 3C2108
          White Plains, New York                   10604
__________________________________________      ___________
  (Address of Principal Executive Offices)       (Zip Code)










                            -  -









Registrant's telephone number, including area code (914) 642-3000

                       Not Applicable
_____________________________________________________________
   (Former Name or Former Address, if changed Since Last
                          Report)



Item 7. Financial Information, Pro Forma Financial Information and Exhibits.

          This Current Report on Form 8-K is being filed to incorporate by reference into Registration Statement No. 333-42755 on Form S-3, effective January 9, 1998, the document included as Exhibit 1 hereto, relating to $5,000,000,000 aggregate principal amount of debt securities of the Registrant.

          The following exhibit is hereby filed with this report:

Exhibit
 Number   Description

   1 Amendment dated January 12, 1998, to the Agency Agreement dated March 13, 1992, as amended August 12, 1992, April 13, 1993, June 11, 1993, August 17, 1993,
          January 6, 1994, November 17, 1994, August 8, 1996 and June 27, 1997 among IBM Credit Corporation, Credit Suisse First Boston Corporation, Goldman, Sachs & Co., Lehman Brothers, Lehman Brothers Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Salomon Brothers Inc.


                           SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   IBM CREDIT CORPORATION

                                   By:
                                   ____________________________
                                    \s\ John J. Shay, Jr.
                                   Name:  John J. Shay, Jr.
                                   Title: Vice President,
Date:    January 16, 1998          Secretary and General Counsel
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                          Exhibit Index


Exhibit
Number         Description

   1 Amendment dated January 12, 1998, to the Agency Agreement dated March 13, 1992, as amended August 12, 1992, April 13, 1993, June 11, 1993,
               August 17, 1993, January 6, 1994, November 17, 1994, August 8, 1996 and June 27, 1997 among IBM Credit Corporation, Credit Suisse First Boston Corporation, Goldman, Sachs & Co., Lehman Brothers, Lehman Brothers Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, and Salomon Brothers Inc.


                           Exhibit 1




                     IBM Credit Corporation

                        Medium-Term Notes

                  AMENDMENT TO AGENCY AGREEMENT


                        January 12, 1998


Credit Suisse First Boston Corporation
Park Avenue Plaza
New York, New York 10055

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Lehman Brothers
Lehman Brothers Inc.
3 World Financial Center
New York, New York 10285

Merrill Lynch & Co.
Merrill Lynch, Pierce,
  Fenner & Smith Incorporated
North Tower
World Financial Center
New York, New York 10281
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Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Salomon Brothers Inc
Seven World Trade Center
New York, New York 10048






Dear Ladies and Gentlemen:

     The Agency Agreement dated March 13, 1992, as amended August 12, 1992, April 13, 1993, June 11, 1993, August 17, 1993, January
6, 1994, November 17, 1994, August 8, 1996 and June 27, 1997 (the
"Agency Agreement") contemplates the issuance from time to time by IBM Credit Corporation (the "Company") of up to $13,900,000,000 aggregate principal amount of the Company's Medium-Term Notes, of which the Company has issued and sold approximately $13,041,850,000 aggregate principal amount of Medium-Term Notes. The Agency Agreement is hereby amended to increase the aggregate principal amount of the Company's Medium-Term Notes which may be issued and sold from time to time by the Company thereunder to $18,900,000,000 and the aggregate principal amount of Medium-Term Notes which may be issued and sold from time to time thereunder on or after the date hereof to $5,858,150,000.

     The aggregate principal amount of Medium-Term Notes which may be issued and sold by the Company under the Agency Agreement and the aggregate principal amount which may be issued and sold from time to time thereunder on or after the date hereof shall be reduced by the aggregate principal amount of Registered Securities other than Medium-Term Notes issued and sold by the Company under the Registration Statement.

     In all other respects the Agency Agreement shall remain in full force and effect.
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     This Amendment to the Agency Agreement may be executed in
counterparts, and the executed counterparts shall together constitute a single instrument.

                              Very truly yours,

                              IBM CREDIT CORPORATION


                              By:__________________________

AGREED TO

CREDIT SUISSE FIRST BOSTON CORPORATION

  By

     ________________________

___________________________________
      (Goldman, Sachs & Co.)

LEHMAN BROTHERS INC.

  By

     _______________________


MERRILL LYNCH, PIERCE,
  FENNER & SMITH INCORPORATED

  By

     _______________________


MORGAN STANLEY & CO.
  INCORPORATED

  By

     _______________________

SALOMON BROTHERS INC

  By

     _______________________